Allison [Logo]
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   Allison Engine Company   P.O. Box 420   Indianapolis, Indiana   46208-0420

                            Facsimilie Transmission
                                  510-635-2250

National Airmotive Corporation
7200 Earhart Road
Oakland International Airport
Oakland, California 94621-4504

Attention:  Mr. Fredrik Groth, Vice President, Light Turbine Engines

Subject:    Allison Renewed Model 250 Authorized Maintenance Center Agreement

Dear Fredrik:

The following message has been transmitted by facsimile then two original copies express mailed to Allison Engine Company Model 250 Authorized Maintenance Centers (AMCs)

I am pleased to announce two copies of the renewal for the Model 250 Authorized Maintenance Center Agreement, along with two original counterparts of this letter, will be express mailed to your Authorized Maintenance Center Primary Premise facility Monday, 16 March 1998. Although we experienced additional delay's during early March, The Agreement has been finalized for submittal to all Authorized Maintenance Centers in good standing.

The present Model 250 Aircraft Engine Authorized Maintenance Center Agreement was extended until 31 March 1998. However, in order to permit each Authorized Maintenance Center enough time to review and sign the Renewal Agreement, Allison is hereby offering a second extension to 30 April 1998 for the existing Model 250 Authorized Maintenance Center Agreement.

If this offer is acceptable, please countersign below and return by fax (317-230-3381) to Bill Fesler on or before 27 March 1998, Please express mail one signed original counterpart of the letter to Allison Engine Company, 2335 South Tibbs Avenue, Speed Code P40A, Indianapolis, Indiana 46241, USA, attention Bill Fesler. If the extension is not acceptable, your Allison Model 250 Aircraft Engine Authorized Maintenance Center Agreement will terminate 31 March 1998.

If you have any questions, please contact Bill Fesler (317-230-3242).


Regards,


ALLISON ENGINE COMPANY             CONCURRENCE:


                                   /s/ Fredrik Groth             3/27/98
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/s/ T.H. Thomason                  (Signature)                    (Date)
T.H. Thomason, Vice President
Small Aircraft Engines
                                    V.P. Light Turbing
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                                   (Title)

                                   National Airmotive
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                                   (Authorized Maintenance Center)